THE KOREA FUND, INC.

Semiannual Report
December 31, 1996

A closed-end investment company seeking long-term appreciation of capital through investment in Korean securities.

The Korea Fund, Inc.
================================================================================

Investment objective and policies

o  long-term capital appreciation through investment in Korean securities

Investment characteristics

o  investments in a broad spectrum of Korean industries

o  closed-end investment company

o first United States investment company authorized to invest in Korean securities

o a vehicle for international diversification through participation in the Korean economy


General Information
================================================================================

Executive offices

                              The Korea Fund, Inc.
                                 345 Park Avenue
                               New York, NY 10154
                      For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

For account information: 1-800-426-5523

                       State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

Custodian
  Brown Brothers Harriman & Co.
   Subcustodian-Citibank, N.A.--Seoul office

Legal counsel
  Debevoise & Plimpton

Independent Accountants
  Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol -- KF

Contents
================================================================================

In Brief ......................................... 3
Letter to Shareholders ........................... 3
Other Information ................................ 5
Investment Summary ............................... 6
Portfolio Summary ................................ 7
Investment Performance ........................... 8
Investment Portfolio ............................. 10
Financial Statements ............................. 21
Financial Highlights ............................. 24
Notes to Financial Statements .................... 25
Report of Independent Accountants ................ 28
Tax Information .................................. 29
Shareholder Meeting Results ...................... 30
Dividend Reinvestment and
Cash Purchase Plan ............................... 31
Investment Manager ............................... 33
Korean Adviser ................................... 33
Officers and Directors ........................... 34


--------------------------------------------------------------------------------

Comparisons between changes in the Fund's net asset value per share and changes in the Korea Stock Exchange Index should be considered in light of the Fund's investment policy and objective, the characteristics and quality of the Fund's investments, the size of the Fund, and variations in the won/dollar exchange rate.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report is sent to the shareholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

In Brief
================================================================================
O The Korean stock market declined over the six months ended December 31, 1996. The Korean won fell over the period, further decreasing returns to U.S. dollar-based investors. In this environment, The Korea Fund provided a total return of -24.27% based on net asset value.

O Declines of this scale in the stock market and the Korean won seem unwarranted, in our opinion, given the region's attractive long-term prospects.

O The Fund maintained an emphasis on holdings in domestic industries such as telecommunications, finance, and consumer staples.


Letter to Shareholders
================================================================================
Dear Shareholders:

   The Korean stock market fell over the six-month period ended December 31, 1996. The KOSPI declined from 823.53 to 651.22, a 20.92% decline in local terms. A widening trade deficit, smaller -than-expected declines in interest rates, and disappointing corporate earnings contributed to the already weak environment. In addition, the Korean won declined 4.35% versus the U.S. dollar.

   The Fund declined 24.27% on a total return basis, reflecting the decline in the Fund's net asset value from $18.52 to $13.55 and reinvestment of a $0.60 per share capital gain distribution. The Fund's publicly traded shares ended the period at $14.88, down from $21.13 six months ago. The Fund's NYSE price, an indicator of market interest, traded at a 9.8% premium over net asset value
(NAV) as of December 31, 1996.

Investment Environment

   The weak economic environment that characterized the beginning of the fiscal period continued throughout the six month period. The single most important influence on the markets was the trade deficit, which reached a record high during the period. Raising concerns of imbalance, this had an important negative psychological effect on investors. Inventories also rose at many companies, a sign of slowing growth.

   Smaller than expected declines in interest rates also held back the stock market. However, support for an improved environment is likely given the prospect of lower inflation and interest rates. The government has made lowering interest rates a top priority. Demand for cash by corporations has waned as investment has slowed, and Korea's membership in the Organization for Economic Cooperation and Development (OECD) should result in an improved credit standing and lower interest rates.

   On the corporate level, the collapse in the world price of semiconductors, those small computer chips that go into every PC, squeezed profit margins, causing related share prices to decline. Semiconductor companies represent a significant share of Korea's manufacturing industry and close to 30% of the country's exports. Because they also constitute a substantial component of the stock market indexes, semiconductor stock prices heavily influence the movements of the index.

   To focus too narrowly on the current problems in the economic and industrial environment would be shortsighted, given the potential opportunities presented by substantial changes currently underway in Korea.

================================================================================
   Government restructuring and deregulation are continuing to improve Korea's global competitiveness and transition to a fully market-based economy. This should mean more freedom for corporations with less government intervention. Korean companies have been under constraints while wages have risen and global competitiveness has slipped. More flexible employment practices should be especially beneficial to bank, brokerage, securities, and insurance companies, which historically have been heavily regulated. Recently President Kim announced that a committee will be formed to discuss deregulating financial companies. Significant in his announcement was that no government officials were appointed to the committee -- evidence of a genuine commitment to reform.

   We also think there are several additional reasons to believe that prospects for the Korean market will improve. Capital investment is slowing, which should reduce imports and shrink the trade deficit. In addition, as the won has declined, Korean products have become more price competitive, improving export potential. Valuations of stocks have also become more attractive, reaching levels comparable to those last seen in 1992.

Investment Philosophy

   The Fund continued to rely on intensive fundamental research to identify well-managed companies with promising long-term growth prospects. We focus on those companies that we believe are positioned to perform well under a variety of economic conditions. We generally take a buy and hold approach, especially with respect to the Fund's top ten holdings.

Portfolio Strategy

   During the six month period we remained focused on domestic industries in an effort to limit our exposure to export companies, which have been the most affected by the unfavorable market environment. This was difficult to accomplish since exporters constitute such a substantial component of the Korean economy.

   The Fund's top holdings are representative of many of the themes we have highlighted -- domestic industries such as telecommunications, finance, and consumer staples. These companies tend to be less affected by changes in globally competitive markets. Our long-term investment approach also means that we may not make significant changes to the portfolio if we believe the prospects for a holding remain favorable. We invest in companies that we believe will do well over the long-term and do not attempt to predict the short-term movements of the market.

Looking Ahead

   Given the market's recent declines and our positive longer-term outlook for Korea, we believe that current valuations are particularly attractive. Nominal gross domestic product is slowing down to a 6-6.5% annual growth rate, high by world standards, but modest in the eyes of many Koreans. Slower growth is a sign of maturity for Korea's economy after several years of 10%+ growth. A lower growth rate should be more sustainable and healthy for the economy over the long term.

   While the country has many challenges ahead of it, Koreans have a strong faith and tenacious drive to succeed. The well-educated population and nearly 100% literacy rate are valuable assets to the country. Considering these strengths and the strong fundamentals we foresee among many Korean companies, we believe the market will revive.

Sincerely,

/s/Nicholas Bratt        /s/Juris Padegs
Nicholas Bratt           Juris Padegs
President                Chairman of the Board

Other Information
================================================================================
A Team Approach to Investing

   The Korea Fund, Inc. is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager John J. Lee has set Fund investment strategy and overseen its daily operation since 1991, the year he joined Scudder's global equity area. Nicholas Bratt, Portfolio Manager, has been a member of the Portfolio team since 1984 and has over 20 years of experience in worldwide investing. Mr. Bratt, who has been at Scudder since 1976, is the Director of Scudder's Global Equity Department.

Dividend Reinvestment and Cash Purchase Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. We believe this Plan is attractive for shareholders. Its features are more fully described on page 31.

Annual Meeting Election Results

   At the October 7, 1996 Annual Meeting, the shareholders elected three directors, and the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ending June 30, 1997, was ratified. Please see the table entitled "Shareholder Meeting Results" on page 30 for more information.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information, the NAV of the Fund and other Scudder closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Scudder, Stevens & Clark, Inc. banner.

THE KOREA FUND, INC.
INVESTMENT SUMMARY as of December 31, 1996
----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER    -18.49     --       -17.72        --        -17.53      --
FISCAL YEAR
 TO DATE           -27.17     --       -24.27        --        -20.92      --
ONE YEAR           -30.06  -30.06      -30.01     -30.01       -26.24   -26.24
THREE YEAR         -30.72  -11.51       -8.91      -3.06       -24.82    -9.07
FIVE YEAR           34.45    6.10       46.67       7.96         6.60     1.29
TEN YEAR           125.01    8.45      184.77      11.03       138.88     9.10


-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (A)
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31


                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE
(b)...............   $11.28   $15.93  $18.55  $11.10  $10.55  $10.62  $16.64  $20.65  $20.04  $13.55
INCOME DIVIDENDS..   $  .29   $  .11  $  .08  $  --   $  .06  $  .04  $  .01  $  --   $  .06  $  --
CAPITAL GAINS
DISTRIBUTIONS.....   $  .68   $ 1.74  $ 1.88  $ 2.20  $  .34  $  .20  $  --   $  .15  $  .36  $  .60
TOTAL
RETURN (%)........    44.48    55.97   22.79  -28.36   -2.05    2.71   56.77   24.84    4.26  -30.01



(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) Net asset value per share through 1988 has bee adjusted for a 200% stock dividend paid in October 1988.

(c) Korea Stock Price Index ("KOSPI")

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

PORTFOLIO SUMMARY as of December 31, 1996
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Common Stocks                      86%
Convertible Bonds                   7%
Preferred Stocks                    4%
Corporate Bonds                     3%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
Sector breakdown of the Fund's equity securities
--------------------------------------------------------------------------
Communications                            24%
Financial                                 17%
Technology                                10%
Consumer Staples                           7%
Durables                                   7%
Manufacturing                              7%
Construction                               6%
Utilities                                  5%
Health                                     5%
Other                                     12%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(51% OF PORTFOLIO)
--------------------------------------------------------------------------
1.  KOREA MOBILE TELECOM CORP.
    Mobile telecommunication company

2.  SAMSUNG FIRE & MARINE INSURANCE CO.
    Insurance company

3.  SAMSUNG ELECTRONICS CO., LTD.
    Major electronics manufacturer

4.  KOREA ELECTRIC POWER CO.
    Electric Utility

5.  SAMSUNG DISPLAY DEVICES
    Leading manufacturer of CRT and picture tubes

6.  HANSOL PAPER MANUFACTURING CO., LTD.
    Korea's largest paper manufacturer

7.  HYUNDAI MOTOR SERVICES CO., LTD.
    Auto parts and services

8.  KEUM KANG CO., LTD.
    Construction company and manufacturer of building materials

9.  YUKONG, LTD.
    Korea's leading oil refiner.

10. KOREA LONG TERM CREDIT BANK
    Major commercial bank

The Korea Fund, Inc.
Investment Performance
================================================================================

THE ORIGINAL DOCUMENT CONTAINS A GRAPH HERE
CHART DATA:

   Korea Fund Investment Performance History (in terms of N.Y.S.E. Value) of a
            $10,000 Investment in Fund Shares vs. the S&P 500 Index*
                                NYSE data points

      With Income                     With Caital Gains              Change In Share Value Of
Distributions Reinvested           Distribution Reinvested              Initial Investment           S&P 500 Total Return
------------------------------------------------------------------------------------------------------------------------------------
     10942                                   10942                            10942                         10000
     11983                                   11983                            11983                         9972
     11875                                   11875                            11875                         10159
     11458                                   11458                            11458                         11095
     12292                                   12292                            12292                         11906
     11787                                   11250                            11250                         11422
     15393                                   14692                            14692                         13395
     20632                                   19692                            19692                         15286
     29440                                   27817                            27817                         16186
     32537                                   30709                            30625                         15054
     30103                                   28411                            28333                         15905
     56221                                   53061                            52917                         19304
     62087                                   58597                            58438                         20265
     67523                                   63039                            62396                         21689
     51016                                   47628                            45938                         16801
     73921                                   69011                            66563                         17755
     65476                                   61127                            58958                         18925
     59075                                   54750                            50000                         18993
     80516                                   74621                            65625                         19608
     108121                                  100205                           88125                         21000
     97003                                   89900                            79063                         22837
     133542                                  123540                           105000                        25283
     111177                                  102850                           85938                         25801
     73983                                   68442                            57188                         25017
     71557                                   66198                            55313                         26571
     44506                                   41173                            30625                         22930
     48402                                   44777                            31250                         24976
     56630                                   52389                            36563                         28611
     54694                                   50598                            35313                         28520
     57251                                   52736                            36250                         30052
     50380                                   46407                            31563                         32576
     47387                                   43650                            29688                         31761
     45392                                   41813                            28438                         32345
     49876                                   45787                            30625                         33368
     57001                                   52328                            35000                         35054
     52421                                   48123                            32188                         36585
     61073                                   56066                            37500                         36763
     59037                                   54197                            36250                         37711
     97766                                   89706                            60000                         38587
     78417                                   71951                            48125                         37122
     89619                                   82230                            55000                         37277
     107003                                  98181                            65313                         39097
     93227                                   85541                            56875                         39091
     87592                                   80371                            53438                         42897
     84754                                   73790                            49063                         46995
     96871                                   84340                            55313                         50730
     96850                                   84082                            55000                         53785
     92448                                   80261                            52500                         56670
     92999                                   80738                            52813                         59211
     83103                                   72148                            45625                         60998
     67735                                   58805                            37188                         66080

The Korea Fund, Inc.
Investment Performance
================================================================================

THE ORIGINAL DOCUMENT CONTAINS A GRAPH HERE

   Korea Fund Investment Performance History (in terms of N.Y.S.E. Value) of a
            $10,000 Investment in Fund Shares vs. the S&P 500 Index*
                                NAV data points


     With Income                               With Capital Gains               Change in Net Asset Value of
Distributions Reinvested                     Distribution Reinvested                Initial Investment
------------------------------------------------------------------------------------------------------------------------------------
10000                                                  10000                              10000
10072                                                  10072                              10072
10269                                                  10269                              10269
10197                                                  10197                              10197
10305                                                  10305                              10305
10083                                                  9624                               9624
12599                                                  12025                              12025
16796                                                  16030                              16030
21224                                                  20054                              20054
23020                                                  21726                              21667
23315                                                  22004                              21944
31873                                                  30082                              30000
31788                                                  30001                              29919
31515                                                  29422                              29122
33685                                                  31447                              30332
38620                                                  36055                              34776
41695                                                  38926                              37545
40580                                                  37609                              34346
52539                                                  48693                              42823
62236                                                  57679                              50726
55541                                                  51474                              45269
65403                                                  60505                              51425
64511                                                  59679                              49866
60372                                                  55851                              46667
50252                                                  46489                              38844
42973                                                  39754                              29570
46216                                                  42755                              29839
45050                                                  41676                              29086
42760                                                  39558                              27608
45385                                                  41806                              28737
45269                                                  41699                              28360
54323                                                  50039                              34032
46127                                                  42489                              28898
42992                                                  39467                              26398
46494                                                  42683                              28548
46844                                                  43004                              28763
49909                                                  45817                              30645
50128                                                  46018                              30780
72887                                                  66877                              44731
74814                                                  68646                              45914
81735                                                  74996                              50161
94468                                                  86679                              57661
90991                                                  83489                              55511
91123                                                  83610                              55591
92364                                                  80416                              53468
104044                                                 90585                              59409
94862                                                  82356                              53871
93916                                                  81535                              53333
87667                                                  76110                              49785
80692                                                  70054                              44301
66394                                                  57642                              36452

----------
The data set forth in these graphs should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices; nor should it be construed as a representation of the future performance of the Fund's net asset value.

*  The Korea Fund, Inc. performance charts make the following key assumptions:
1. The data have been adjusted to reflect a 200% stock dividend paid in October 1988.
2. Investment income and capital gains reinvested at the greater of the following on the valuation date:
   (a) Net asset value per share or
   (b) 95% of the mean market price per share.
3. No adjustments have been made for U.S. income taxes. Korean taxes are reflected.
4. Initial $10,000 investment was made at initial public offering price and at initial net asset value price.
The Standard & Poor's 500 Stock Index is a widely followed, unmanaged index of 500 industrial, transportation, utility and financial companies widely regarded as representative of the equity market in general.

[Logo of The Korea Fund, Inc.] THE KOREA FUND, INC.

INVESTMENT PORTFOLIO as of December 31, 1996
===================================================================================================================
                                   Principal                                                               Market
                                   Amount(e)                                                              Value($)
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 0.3%
                              U.S.$1,469,000   Repurchase Agreement with Donaldson, Lufkin &
                                                 Jenrette dated 12/31/96 at 6.7% to be repurchased
                                                 at $1,469,547 on 1/2/97, collateralized by a
                                                 $1,200,000 U.S. Treasury Note, 10%, 5/15/10
                                                 (Cost $1,469,000) ....................................   1,469,000
                                                                                                         ----------
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS 2.7%

METALS & MINERALS
                              10,000,000,000   Korea Tungsten Exchange Bond, Zero Coupon with
                                                 36.03% bonus interest at maturity, 11/11/98 (c)
                                                 (Cost $14,540,668) ...................................  13,036,414
-------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 7.2%

CONSUMER STAPLES 1.4%

 Food & Beverage 0.7%            800,000,000   Crown Confectionery Co., 3% with 16.28% bonus
                                                 interest at maturity, 12/31/97 (Major producer
                                                 of snacks)(c)(f) .....................................   1,003,179
                               2,000,000,000   Haitai Confectionery Co., 1% with 12.69% bonus
                                                 interest at maturity, 6/30/98 (Major producer of
                                                 snacks)(c)(f) ........................................   2,265,580
                                                                                                         ----------
                                                                                                          3,268,759
                                                                                                         ----------
 Textiles 0.7%                U.S.$1,000,000   Kolon Industries, Inc., 0.250%, 12/31/04 (Leading
                                                 manufacturer of nylon, polyester yarn and
                                                 fabrics) .............................................     555,000
                               2,400,000,000   Kukje Corp., 12% with 4.62% bonus interest at
                                                 maturity, 12/31/97 (Shoe manufacturer)(c)(f) .........   2,941,717
                                                                                                         ----------
                                                                                                          3,496,717
                                                                                                         ----------

HEALTH 0.8%
 Pharmaceuticals               3,000,000,000   Korea Green Cross Corp., 1% with 11.88% bonus
                                                 interest at maturity, 12/31/97(Leading ethical
                                                 drug producer)(c)(f) .................................   3,560,253
                                 400,000,000   Yuhan Corp., 5.5% with 25.41% bonus interest at
                                                 maturity, 12/31/97 (Pharmaceutical company)(c)(f) ....     550,467
                                                                                                         ----------
                                                                                                          4,110,720
                                                                                                         ----------


    The accompanying notes are an integral part of the financial statements.
                                       10

===================================================================================================================
                                   Principal                                                               Market
                                   Amount(e)                                                              Value($)
-------------------------------------------------------------------------------------------------------------------
MANUFACTURING 0.9%
 Containers & Paper           4,000,000,000   Hansol Paper Manufacturing Co., Ltd., 3% with
                                                28.24% bonus interest at maturity, 12/31/99
                                                (Korea's largest paper manufacturer)(c)(f) ............   4,590,973
                                                                                                         ----------

ENERGY 1.1%
 Oil & Gas Production         2,000,000,000   Yukong, Ltd., 2% with 8.15% bonus interest at
                                                maturity, 12/31/97 (Korea's largest oil
                                                refiner)(c)(f) ........................................   2,316,032
                              3,000,000,000   Yukong, Ltd., 1% with 13.92% bonus interest at
                                                maturity, 12/31/98(c)(f) ..............................   3,250,532
                                                                                                         ----------
                                                                                                          5,566,564
                                                                                                         ----------

METALS & MINERALS 0.4%
 Steel & Metals               1,000,000,000   Kangwon Industry, 6% with 19.52% bonus interest
                                                at maturity, 6/30/97 (Steel company)(c)(f) ............   1,395,967
                                500,000,000   Sammi Steel, 4% with 20.57% bonus interest
                                                at maturity, 12/31/97 (Specialty steel
                                                company)(c)(f) ........................................     654,779
                                                                                                         ----------
                                                                                                          2,050,746
                                                                                                         ----------

CONSTRUCTION 0.3%
 Miscellaneous                1,000,000,000   Sungwon Construction, 5% with 21.11% bonus interest
                                                at maturity, 12/31/97 (Construction company)(c)(f) ....   1,325,717
                                                                                                         ----------

TRANSPORTATION 0.5%
 Marine Transportation        2,000,000,000   Hanjin Shipping, 0.125%, 11/30/99 (Container and
                                                bulk shipping)(c) .....................................   2,199,640
                                                                                                         ----------

UTILITIES 1.8%
 Electric Utilities           5,000,000,000   Korea Electric Power Co., 1% with 9.98% bonus
                                                interest at maturity, 12/31/97 (Electric
                                                utility)(c)(f) ........................................   5,834,342
                              2,300,000,000   Korea Electric Power Co., Zero Coupon with 30.5%
                                                bonus interest at maturity, 12/31/98 (c)(f) ...........   2,761,902
                                                                                                         ----------
                                                                                                          8,596,244
                                                                                                         ----------

                                              TOTAL CONVERTIBLE BONDS (Cost $40,698,801) ..............  35,206,080
                                                                                                         ----------
-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 4.2%               Shares
                                    ------

CONSUMER DISCRETIONARY 0.2%
 Apparel & Shoes 0.2%                10,700   Baik Yang Co. (Leading maker of under garments) .........     443,195
                                     50,000   Shin Won Corp. (Major apparel manufacturer) .............     436,686
                                                                                                         ----------
                                                                                                            879,881
                                                                                                         ----------


    The accompanying notes are an integral part of the financial statements.
                                       11

[Logo of The Korea Fund, Inc.] THE KOREA FUND, INC.

INVESTMENT PORTFOLIO (continued)
===================================================================================================================
                                                                                                            Market
                                    Shares                                                                 Value($)
-------------------------------------------------------------------------------------------------------------------

 Hotels & Casinos 0.0%                7,070   Hotel Shilla Co. (Hotel and resort operation) ............     40,161

CONSUMER STAPLES 1.2%
 Alcohol & Tobacco 0.0%                 580   Chosun Brewery Co., Ltd. (Brewery) .......................      5,491
                                      5,800   Jinro, Ltd. (Leading producer of soju, a distilled
                                                spirit) ................................................     47,430
                                                                                                          ---------
                                                                                                             52,921
                                                                                                          ---------
 Food & Beverage 0.3%                70,690   Cheil Food and Chemical Co., Ltd. (Korea's leading
                                                sugar refiner and major integrated food processor) .....  1,254,852
                                                                                                          ---------
 Package Goods/Cosmetics 0.2%       118,570   Pacific Corp. (Leading cosmetics producer) ...............    812,450
                                                                                                          ---------
 Textiles 0.7%                      184,000   Kohap (Leading maker of synthetic fabrics and yarns) .....    622,769
                                    225,910   Kolon Industries, Inc. ...................................  1,577,360
                                    161,980   Sunkyong Industries, Ltd. (Leading producer of
                                               acetate filament yarn, polyester yarns and fabrics) .....  1,054,308
                                                                                                          ---------
                                                                                                          3,254,437
                                                                                                          ---------

HEALTH 0.1%
 Pharmaceuticals                      6,700   Korea Green Cross Corp. ..................................    197,432
                                      4,700   Shinpoong Pharmaceutical Co., Ltd. (Specialized
                                                drug producer) .........................................     49,670
                                                                                                          ---------
                                                                                                            247,102
                                                                                                          ---------

FINANCIAL 0.8%
 Insurance 0.4%                       6,175   Samsung Fire & Marine Insurance Co. (Insurance
                                                company)(d) ............................................  2,130,923
                                                                                                          ---------
 Other Financial
 Companies 0.4%                      87,310   Shin Young Securities (Medium-sized brokerage house) .....    547,625
                                    252,000   Ssangyong Investment & Securities (Leading
                                                brokerage house) .......................................  1,371,834
                                                                                                          ---------
                                                                                                          1,919,459
                                                                                                          ---------

SERVICE INDUSTRIES 0.1%
 Miscellaneous Commercial
 Services                            76,000   Sunkyong Ltd. (Leading trading company) ..................    496,473
                                                                                                          ---------

DURABLES 0.4%
 Automobiles 0.3%                    99,130   Mando Machinery Corp. (Major auto parts
                                                manufacturer) ..........................................  1,466,420
                                                                                                          ---------
 Tires 0.1%                          74,650   Kumho Co. (Korea's largest tire manufacturer) ............    335,704
                                                                                                          ---------


    The accompanying notes are an integral part of the financial statements.
                                       12

===================================================================================================================
                                                                                                            Market
                                     Shares                                                                Value($)
-------------------------------------------------------------------------------------------------------------------
MANUFACTURING 0.4%
 Chemicals 0.2%                       3,700   Han Wha Co., Ltd. (Leading producer of explosives
                                                and petrochemicals) ....................................     26,404
                                     92,285   Oriental Chemical Industries Co., Ltd. (Manufacturer
                                                of specialty chemicals) ................................    944,693
                                     14,095   Oriental Chemical Industries Co., Ltd. (New)(c) ..........    151,792
                                                                                                          ---------
                                                                                                          1,122,889
                                                                                                          ---------
 Miscellaneous 0.1%                  60,000   Jindo Corp. (Manufactures steel, aluminum and
                                                refrigerated container for the freight and other
                                                industries) ............................................    362,130
                                                                                                          ---------
 Containers & Paper 0.1%             60,000   Hansol Paper Co. (Leading producer of papers and
                                                newsprint) .............................................    720,710
                                                                                                          ---------

Technology 0.4%
 Electronic Components/Distributors   9,918   Samsung Display Devices (Leading manufacturer of
                                                CRT and picture tubes) .................................    278,173
                                     50,000   Samsung Electromechanics Co., Ltd. (Major
                                                manufacturer of electronics) ...........................    644,970
                                     37,039   Samsung Electronics Co., Ltd. (Major electronics
                                                manufacturer)(d) .......................................    994,136
                                     11,162   Samsung Electronics Co., Ltd. (New 1)(d) .................    292,458
                                                                                                          ---------
                                                                                                          2,209,737
                                                                                                          ---------

ENERGY 0.0%
 Oil Companies                        1,174   Ssangyong Oil Refining Co. (Major oil refiner)(c) ........     11,178
                                                                                                          ---------

METALS & MINERALS 0.0%
 Steel & Metals                      37,170   Kangwon Industry (Steel company) .........................    237,096
                                                                                                          ---------

CONSTRUCTION 0.5%
 Building Materials 0.3%             80,000   Ssangyong Cement Industrial Co., Ltd. (Major
                                                cement company)(c) .....................................    728,994
                                     29,300   Sung Shin Cement Co., Ltd. (Major cement company) ........    285,718
                                     50,000   Tong Yang Cement Co., Ltd. (Major cement company) ........    396,450
                                                                                                          ---------
                                                                                                          1,411,162
                                                                                                          ---------
 Miscellaneous 0.2%                  95,000   Hyundai Engineering & Construction Co. (Leading
                                                general contractor) ....................................  1,096,154
                                                                                                          ---------

TRANSPORTATION 0.1%
 Airlines 0.0%                       20,520   Korean Air Co., Ltd. (Airline)(c) ........................    167,560
                                                                                                          ---------



    The accompanying notes are an integral part of the financial statements.
                                       13

[Logo of The Korea Fund, Inc.] THE KOREA FUND, INC.

INVESTMENT PORTFOLIO (continued)
===================================================================================================================
                                                                                                           Market
                                    Shares                                                                Value($)
-------------------------------------------------------------------------------------------------------------------

 Trucking 0.1%                       25,500   Global Enterprises Co., Ltd. (Container
                                                transport company) ....................................     482,840
                                                                                                         ----------
                                              TOTAL PREFERRED STOCKS (Cost $30,272,448) ...............  20,712,239
                                                                                                         ----------
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 85.6%

CONSUMER DISCRETIONARY 3.5%
 Apparel & Shoes 0.4%                52,083   Shin Won ................................................   1,017,005
                                     30,000   Ssang BangWool Co. (Leading underwear manufacturer) .....     986,982
                                                                                                         ----------
                                                                                                          2,003,987
                                                                                                         ----------
 Department & Chain Stores 2.9%     182,591   Hwa Sung Industries (Department store) ..................   3,824,687
                                    152,443   Shinsegae (Major department store chain) ................   6,332,248
                                     16,571   Shinsegae (New 1) .......................................     607,930
                                    214,599   Taegu Department Store (Department store) ...............   3,504,694
                                                                                                         ----------
                                                                                                         14,269,559
                                                                                                         ----------
 Hotels & Casinos 0.2%              100,000   Hotel Shilla Co. ........................................     792,899
                                                                                                         ----------

CONSUMER STAPLES 4.7%
 Alcohol & Tobacco 1.1%               3,020   Chosun Brewery Co., Ltd. ................................      76,840
                                    261,972   Jinro, Ltd. .............................................   5,456,458
                                                                                                         ----------
                                                                                                          5,533,298
                                                                                                         ----------
 Food & Beverage 2.2%               133,855   Cheil Food and Chemical Co., Ltd. .......................   5,385,882
                                    120,000   Dongwon Industries Company (Leading deep-sea
                                                fishing and processing company) .......................   1,817,751
                                     10,000   Haitai Confectionery Co. ................................     112,426
                                     32,271   Nhong Shim Co. (Manufacturer of instant noodles
                                                and snacks) ...........................................   1,447,421
                                     48,000   Pulmuone Co., Ltd. (Food producer) ......................   1,755,266
                                                                                                         ----------
                                                                                                         10,518,746
                                                                                                         ----------
 Package Goods/Cosmetics 0.2%        50,000   Hankook Cosmetics Co. (Manufactures and sells
                                                cosmetics) ............................................   1,124,260
                                                                                                         ----------
 Textiles 1.2%                        1,200   Baik Yang Co.                                                 127,811
                                     20,356   Cheil Industries (Leading woolen yarn and fabric
                                                manufacturer) .........................................     238,490
                                     30,000   Choongnam Spinning Co., Ltd. (Korea's leading
                                                manufacturer of cotton yarn) ..........................     280,473
                                        610   Daehan Synthetic Fiber (Manufacturer of polyester
                                                yarns and synthetic fibers) ...........................      53,059


    The accompanying notes are an integral part of the financial statements.
                                       14

===================================================================================================================
                                                                                                           Market
                                    Shares                                                                Value($)
-------------------------------------------------------------------------------------------------------------------

                                     48,240   Hankook Synthetics Inc. (Textiles) .....................    2,454,817
                                     40,969   Kolon Industries, Inc. (New 1) .........................      688,473
                                      5,000   Vivien Corp. (Manufactures lingerie and other
                                                women's undergarments) ...............................      313,609
                                      3,040   Taekwang Industrial Co., Ltd. (Major producer of
                                                acrylic fiber) .......................................    1,093,680
                                     29,600   Hyosung T&C, Ltd., (Korea's largest producer of nylon
                                                filament yarn) .......................................      735,621
                                                                                                        -----------
                                                                                                          5,986,033
                                                                                                        -----------

HEALTH 3.7%
 Pharmaceuticals                     72,632   Chong Kun Dang Co., Ltd. (Pharmaceutical company) ......    4,770,481
                                     11,011   Daewoong Pharmaceutical Co. (Pharmaceutical
                                                company) .............................................      531,655
                                    241,010   Dong-A Pharmaceutical (Pharmaceutical company) .........    4,649,069
                                     16,068   Korea Green Cross Corp. ................................    1,197,969
                                    126,621   Yuhan Corporation ......................................    4,870,038
                                     27,565   Yuhan Corporation (New 1)(c) ...........................    1,206,988
                                     15,418   Yuhan Corporation (New 2)(c) ...........................      664,160
                                                                                                        -----------
                                                                                                         17,890,360
                                                                                                        -----------

COMMUNICATIONS 23.0%
 Cellular Telephone                 112,706   Korea Mobile Telecom Corp. (Mobile
                                                telecommunication services)(d)(h) ....................  111,911,056
                                                                                                        -----------

FINANCIAL 15.7%
 Banks 7.7%                         435,650   Cheju Bank (Regional bank) .............................    3,449,111
                                    571,400   Cho Hung Bank (GDS) (Commercial bank) ..................    4,285,500
                                    134,692   Kookmin Bank (Major commercial bank) ...................    1,864,966
                                      3,381   Daegu Bank (Leading regional bank) .....................       39,972
                                    100,000   Hanil Bank (Major commercial bank) .....................      686,391
                                    461,044   Korea Exchange Bank (Major commercial bank) ............    4,173,949
                                    200,000   Korea First Bank (Major commercial bank) ...............    1,013,018
                                    391,300   Korea Housing Bank (New 1) .............................    5,464,308
                                    584,315   Korea Long Term Credit Bank (Major
                                                commercial bank) .....................................   10,026,707
                                    485,950   Shin Han Bank (Major commercial bank) ..................    6,613,521
                                                                                                        -----------
                                                                                                         37,617,443
                                                                                                        -----------
 Insurance 6.8%                      45,356   Daehan Fire & Marine Insurance Co., Ltd.
                                                (Insurance company) ..................................    1,100,353
                                     44,656   Hyundai Fire and Marine Insurance (Insurance company) ..    1,448,017
                                     49,912   LG Insurance Co., Ltd. (Insurance company) .............    2,652,131


    The accompanying notes are an integral part of the financial statements.
                                       15

[Logo of The Korea Fund, Inc.] THE KOREA FUND, INC.

INVESTMENT PORTFOLIO (continued)
===================================================================================================================
                                                                                                           Market
                                    Shares                                                                Value($)
-------------------------------------------------------------------------------------------------------------------

                                     68,967   Samsung Fire & Marine Insurance Co. (d)(h) ..............  27,831,653
                                                                                                         ----------
                                                                                                         33,032,154
                                                                                                         ----------
 Other Financial Companies 1.2%      14,638   Boo Kook Securities (Securities company) ................     114,332
                                    218,224   Hyundai Securities (Securities company) .................   2,608,358
                                     14,578   Hyundai Securities (New 1) ..............................     163,895
                                     50,000   LG Securities Co., Ltd. (Securities company) ............     508,876
                                    145,000   Shinyoung Securities ....................................   2,402,367
                                     27,081   Ssangyong Investment & Securities Co. ...................     258,952
                                                                                                         ----------
                                                                                                          6,056,780
                                                                                                         ----------

SERVICE INDUSTRIES 0.9%
 Miscellaneous
 Commercial Services                243,132   Samsung Co., Ltd. (Trading company) .....................   2,877,302
                                     44,589   Samsung Co., Ltd. (New 1) ...............................     522,404
                                     45,003   Sunkyong Ltd. ...........................................     655,073
                                      6,515   Sunkyong Ltd. (New 1) ...................................      90,208
                                                                                                         ----------
                                                                                                          4,144,987
                                                                                                         ----------

DURABLES 6.7%
 Automobiles 4.6%                   116,209   Hyundai Motor Co., Ltd. (Korea's largest auto
                                                manufacturer) .........................................   2,750,509
                                    423,380   Hyundai Motor Services Co., Ltd. (Auto parts and
                                                services) .............................................  10,321,453
                                     54,989   Hyundai Motor Services Co., Ltd. (New 1) ................   1,301,515
                                    113,341   Mando Machinery Corp. ...................................   3,822,745
                                     35,000   Samlip Industries (Auto parts manufacturer) .............   1,404,142
                                     90,000   Yoosung Enterprise (Leading manufacturer of
                                                engine parts) .........................................   2,566,864
                                                                                                         ----------
                                                                                                         22,167,228
                                                                                                         ----------
 Leasing Companies 0.3%              93,000   Korea Development Leasing Co. (Largest leasing
                                                company in Korea) .....................................   1,309,704
                                                                                                         ----------
 Telecommunications
 Equipment 0.1%                       5,490   LG Information & Communication (Leading
                                                manufacturer of telecommunication equipment) ..........     350,840
                                      5,050   LG Information & Communication (New 1) ..................     357,982
                                        220   Sungmi Telecom Electronics (Leading manufacturer
                                                of telecommunication equipment) .......................      32,805
                                                                                                         ----------
                                                                                                            741,627
                                                                                                         ----------


    The accompanying notes are an integral part of the financial statements.
                                       16

===================================================================================================================
                                                                                                           Market
                                    Shares                                                                Value($)
-------------------------------------------------------------------------------------------------------------------

 Tires 1.7%                         163,416   Hankook Tire Manufacturing Co., Ltd. (Major tire
                                                manufacturer) .........................................   6,265,892
                                     42,995   Hankook Tire Manufacturing Co., Ltd. (New)(c) ...........   1,679,095
                                     11,570   Hankook Tire Manufacturing Co., Ltd. (New 2)(c) .........     449,108
                                                                                                         ----------
                                                                                                          8,394,095
                                                                                                         ----------

MANUFACTURING 5.4%
 Chemicals 1.5%                      85,550   Hanwha Co., Ltd. ........................................     931,432
                                     13,894   Hanwha Co., Ltd. (New 1) ................................     154,560
                                     37,540   Korea Chemical Co. (Paint company) ......................   2,576,710
                                    210,009   LG Chemical Co. Ltd. (Korea's largest integrated
                                                chemical company) .....................................   2,025,531
                                     50,047   Oriental Chemical Industries Co., Ltd. ..................   1,160,854
                                      4,755   Oriental Chemical Industries Co., Ltd. (New 1) ..........     106,354
                                     10,960   Oriental Chemical Industries Co., Ltd. (New 2) ..........     241,250
                                                                                                         ----------
                                                                                                          7,196,691
                                                                                                         ----------
 Containers & Paper 3.3%            100,000   Asia Paper Manufacturing Co. (Specialized maker of
                                                cardboard used for packaging) .........................   3,491,124
                                     37,333   Asia Paper Manufacturing Co. (New 1) ....................   1,219,397
                                     50,000   Dae Young Packaging Co. (New 1) (Leading producer
                                                of corrugated board base and boxes) ...................   1,698,225
                                    169,500   Hansol Paper Manufacturing Co., Ltd. ....................   4,553,432
                                    145,807   Hansol Paper Manufacturing Co., Ltd. (New 1) ............   3,796,159
                                     20,000   Korea Export Packaging Co. (New 1) (Producer of
                                                corrugated boards) ....................................     437,870
                                     35,000   Shin Poong Paper Manufacturing Co., Ltd. (Leading
                                                manufacturer of white duplex paperboard) ..............     849,112
                                                                                                         ----------
                                                                                                         16,045,319
                                                                                                         ----------
 Diversified Manufacturing 0.0%      22,339   Samsung Heavy Industries Co., Ltd. (New 1)
                                                (Shipbuilder, major producer of machinery) ............    224,976
                                                                                                         ----------
 Electrical Products 0.6%           114,086   Kyungwon Century Co., Ltd. (Major manufacturer of
                                                heating and cooling equipment) ........................   2,902,780
                                                                                                         ----------

TECHNOLOGY 9.1%
 EDP Peripherals 0.3%                41,240   Chung Ho Computer Co. (Manufacturer of cash
                                                dispensers, on-line and automated teller machines) ....   1,674,002
                                                                                                         ----------
 Electronic Components/
 Distributors 8.2%                  216,605   Samsung Display Devices .................................  12,381,091
                                     15,445   Samsung Display Devices (New 1) .........................     875,521


    The accompanying notes are an integral part of the financial statements.
                                       17

[Logo of The Korea Fund, Inc.] THE KOREA FUND, INC.

INVESTMENT PORTFOLIO (continued)
===================================================================================================================
                                                                                                           Market
                                    Shares                                                                Value($)
-------------------------------------------------------------------------------------------------------------------

                                    236,962   Samsung Electromechanics Co., Ltd. ......................   5,384,225
                                     59,318   Samsung Electromechanics Co., Ltd. (New 1) ..............   1,312,718
                                    235,220   Samsung Electronics Co., Ltd. ...........................  12,665,692
                                    143,724   Samsung Electronics Co., Ltd. (New 1) ...................   7,381,801
                                                                                                         ----------
                                                                                                         40,001,048
                                                                                                         ----------
 Electronic Data Processing 0.6%     87,817   Trigem Computer Inc. (Major personal computer
                                                manufacturer) .........................................   2,702,062
                                                                                                         ----------

ENERGY 1.2%
 Oil & Gas Production                55,833   Ssangyong Oil Refining Co. ..............................   1,222,379
                                    245,644   Yukong, Ltd. ............................................   4,651,248
                                                                                                          ----------
                                                                                                          5,873,627
                                                                                                         ----------

METALS & MINERALS 2.0%
 Coal Mining 0.3%                    30,000   Dongwon Company Ltd. (Thermal coal mining) ..............   1,437,870
                                                                                                         ----------
 Steel & Metals 1.7%                160,000   Inchon Iron & Steel Co. (Steel producer) ................   2,575,148
                                     70,857   Inchon Iron & Steel Co. (New 1) .........................   1,123,649
                                     72,313   Kia Steel Co., Ltd. (New 1) .............................     315,781
                                     68,200   Pohang Iron & Steel Co., Ltd. (Leading steel
                                                producer)(d) ..........................................   4,035,907
                                                                                                         ----------
                                                                                                          8,050,485
                                                                                                         ----------

CONSTRUCTION 5.3%
 Building Materials 2.7%             10,000   Asia Cement Manufacturing Co.(Major producer of
                                                cement) ...............................................     250,888
                                     24,000   Hanil Cement Manufacturing Co., Ltd. (Cement
                                                manufacturing company) ................................   1,050,888
                                    234,337   Keum Kang Co., Ltd. (Construction company and
                                                manufacturer of building materials) ...................  10,676,893
                                     68,915   Ssangyong Cement Industrial Co., Ltd. ...................     970,519
                                                                                                         ----------
                                                                                                         12,949,188
                                                                                                         ----------
 Homebuilding 0.3%                   50,000   Chong Gu Housing & Construction Co. (Apartment
                                                building construction company) ........................   1,242,604
                                     46,300   Keang Nam Enterprises (Apartment and urban
                                                renewal construction company) .........................     372,044
                                                                                                         ----------
                                                                                                          1,614,648
                                                                                                         ----------
 Miscellaneous 2.3%                 139,125   Dong Ah Construction Industries Co., Ltd. (Leading
                                                construction company) .................................   2,963,609
                                      4,659   Dong Ah Construction Industries Co., Ltd. (New 2) .......      94,834



    The accompanying notes are an integral part of the financial statements.
                                       18

===================================================================================================================
                                                                                                           Market
                                    Shares                                                                Value($)
-------------------------------------------------------------------------------------------------------------------

                                    149,904   Hyundai Engineering & Construction Co. .................    3,477,063
                                     14,258   Hyundai Engineering & Construction Co. (New 1) .........      313,845
                                     30,870   Kumho Construction and Engineering (Engineering
                                                and construction company) ............................      233,808
                                    135,350   LG Construction Co. (Major real estate developer and
                                                construction company) ................................    2,658,947
                                      1,234   Sungwon Construction Co. ...............................       13,873
                                        240   Sungwon Construction Co. (New) .........................        2,542
                                     20,000   Tae Young Corp. (Construction company) .................    1,315,976
                                                                                                        -----------
                                                                                                         11,074,497
                                                                                                        -----------

TRANSPORTATION 1.5%
 Airlines 0.5%                      158,146   Korean Air Co., Ltd. ...................................    2,433,015
                                                                                                        -----------
 Marine Transportation 0.1%          27,930   Hyundai Merchant & Marine Co. (Transportation
                                                company) .............................................      360,280
                                      1,146   Korea Line Corp. (Maritime transportation company) .....       13,155
                                                                                                        -----------
                                                                                                            373,435
                                                                                                        -----------
 Trucking 0.9%                      179,156   Korea Express Co., Ltd. (General freight transport
                                                company) .............................................    4,303,984
                                                                                                        -----------

UTILITIES 2.9%
 Electric Utilities 1.6%            210,900   Korea Electric Power Co. ...............................    6,139,811
                                     91,000   Korea Electric Power Co. (ADR) .........................    1,865,500
                                                                                                        -----------
                                                                                                          8,005,311
                                                                                                        -----------
 Natural Gas Distribution 1.3%       12,900   Daehan City Gas Co. (Natural gas distributor) ..........      931,243
                                     37,600   Daesung Industrial (Natural gas distributor) ...........    2,202,604
                                     23,687   Daesung Industrial (New 1) .............................    1,210,980
                                     24,940   Samchully (Producer and distributor of anthracite
                                                and gas) .............................................    1,741,374
                                      4,689   Samchully (New 1)(c) ...................................      338,496
                                      1,875   Samchully (New 2) ......................................      132,027
                                                                                                        -----------
                                                                                                          6,556,724
                                                                                                        -----------

                                              TOTAL COMMON STOCKS (Cost $296,131,802) ................  416,913,878
                                                                                                        -----------
-------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                (Cost $383,112,719)(a) ...............................  487,337,611
                                                                                                        ===========



    The accompanying notes are an integral part of the financial statements.
                                       19

[Logo of The Korea Fund, Inc.] THE KOREA FUND, INC.
INVESTMENT PORTFOLIO (continued)
================================================================================

--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $383,716,010. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $103,621,601. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $175,647,533 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $72,025,932.

(b) New shares issued during 1996, eligible for a pro rata share of 1996 dividends (See Note A to the Notes to Financial Statements).

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $53,084,865 (10.43% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1996 aggregated $59,806,632. These securities may also have certain restrictions as to resale (See Note A to the Notes to Financial Statements).

(d) Certain investments in Korean equity securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors. The aggregate premium of $54,963,119 over the local share price of $92,233,014 for these securities valued by the Valuation Committee was approximately 10.80% of the Fund's net assets at December 31, 1996. The cost of these securities at December 31, 1996 was $25,609,696 (See Note A to the Notes to Financial Statements). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values or other market factors, respectively. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

(e) Principal amount stated in Korean won unless otherwise noted. U.S.$ United States Dollar.

(f) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.

(g)   Non-income producing.

(h) At December 31, 1996, 28% of the Fund's net assets were invested in Korea Mobile Telecom Corp. and Samsung Fire & Marine Insurance Co.




    The accompanying notes are an integral part of the financial statements.
                                       20

[Logo of The Korea Fund, Inc.] THE KOREA FUND, INC.

FINANCIAL STATEMENTS
======================================================================================================
------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $383,112,719)(Note A) ....                        $487,337,611
Cash:
  U.S. dollars ..................................................                               14,113
  Won at market (identified cost $22,049,372)(Note A) ...........                           21,718,387
Receivables:
  Dividends and interest ........................................                            1,041,520
Other assets .....................................................                               3,747
                                                                                          ------------
     Total assets ................................................                         510,115,378
LIABILITIES
Payables:
  Accrued management fee (Note C) ................................    $495,693
  Other accrued expenses and payables (Note C) ...................     476,792
                                                                      --------
    Total liabilities ............................................                             972,485
                                                                                          ------------
Net assets, at market value ......................................                        $509,142,893
                                                                                          ============
NET ASSETS
Net assets consist of:
  Accumulated net investment loss ................................                        $ (1,427,032)
  Net unrealized appreciation (depreciation) on:
    Investments ..................................................                         104,224,892
    Won ..........................................................                            (330,985)
    Won related transactions .....................................                             (10,076)
    Accumulated net realized loss ................................                          (7,050,450)
    Paid-in capital ..............................................                         413,736,544
                                                                                          ------------
Net assets, at market value ......................................                        $509,142,893
                                                                                          ============
NET ASSET VALUE per share ($509,142,893 / 37,570,917
  shares of common stock issued and outstanding, 50,000,000 shares
  authorized, $.01 par value) ....................................                              $13.55
                                                                                                ======


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[Logo of The Korea Fund, Inc.] THE KOREA FUND, INC.

FINANCIAL STATEMENTS (continued)
============================================================================================================
------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Interest (net of withholding taxes of $122,623) .....................                      $   2,543,583
    Dividends (net of withholding taxes of $46,223) (Note A) ............                            117,777
                                                                                               -------------
                                                                                                   2,661,360

  Expenses:
    Management fee (Note C) .............................................  $   3,077,808
    Custodian and accounting fees (Note C) ..............................        701,947
    Directors' fees and expenses (Note C) ...............................         88,802
    Legal ...............................................................         37,732
    Auditing ............................................................         60,459
    Reports to shareholders .............................................         38,922
    Services to shareholders ............................................         41,774
    Other ...............................................................         40,948           4,088,392
                                                                           -------------       -------------
  Net investment loss ...................................................                         (1,427,032)
                                                                                               -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized loss during the period on:
    Investments .........................................................     (2,375,037)
    Won related transactions ............................................     (3,850,414)         (6,225,451)
                                                                           -------------
  Net unrealized appreciation (depreciation) during the period on:
    Investments .........................................................   (158,292,765)
    Won .................................................................      2,042,692
    Won related transactions ............................................         (4,580)       (156,254,653)
                                                                           -------------       -------------
  Net loss on investment transactions ...................................                       (162,480,104)
                                                                                               -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................                      $(163,907,136)
                                                                                               =============







    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

============================================================================================================
------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------

                                                                             SIX MONTHS           YEAR
                                                                               ENDED              ENDED
                                                                            DECEMBER 31,         JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                                               1996               1996
-----------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss) ..........................................  $  (1,427,032)      $    738,094
  Net realized gain (loss) from investment transactions .................     (6,225,451)        24,164,248
  Net unrealized appreciation (depreciation) on investment transactions
    during the period ...................................................   (156,254,653)       (60,906,538)
                                                                           -------------       ------------
Net decrease in net assets resulting from operations ....................   (163,907,136)       (36,004,196)
                                                                           -------------       ------------
Distributions to shareholders:
  From net investment income ............................................             --           (738,094)
                                                                           -------------       ------------
  In excess of net investment income ....................................             --         (1,489,524)
                                                                           -------------       ------------
  From net realized gains on investment transactions ....................    (22,312,637)       (13,231,733)
                                                                           -------------       ------------
Fund share transactions:
  Reinvestment of distributions .........................................      6,675,080          5,604,398
                                                                           -------------       ------------
DECREASE IN NET ASSETS ..................................................   (179,544,693)       (45,859,149)
Net assets at beginning of period .......................................    688,687,586        734,546,735
                                                                           -------------       ------------
NET ASSETS AT END OF PERIOD (including accumulated net investment loss
  of $1,427,032 at December 31, 1996) ...................................  $ 509,142,893       $688,687,586
                                                                           =============       ============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period ...............................     37,188,528         36,930,508
  Shares issued to shareholders in reinvestment of distributions ........        382,389            258,020
                                                                           -------------       ------------
Shares outstanding at end of period .....................................     37,570,917         37,188,528
                                                                           =============       ============


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[Logo of The Korea Fund, Inc.] THE KOREA FUND, INC.

FINANCIAL HIGHLIGHTS
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS
AND MARKET PRICE DATA.
---------------------------------------------------------------------------------------------------------------------------------

                                                          SIX MONTHS
                                                             ENDED                         YEARS ENDED JUNE 30,
                                                          DECEMBER 31,   --------------------------------------------------------
                                                              1996         1996        1995        1994        1993        1992
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.....................   $ 18.52       $19.89       $18.66      $11.40      $10.75      $ 10.27
                                                            -------       ------       ------      ------      ------      -------
Income from investment operations (a):
  Net investment income (loss)...........................      (.04)         .02         (.02)       (.03)        .02          .08
  Net realized and unrealized gain (loss) on
    investment transactions..............................     (4.34)        (.97)        2.42        7.13         .86          .78
                                                            -------       ------       ------      ------      ------      -------
Total from investment operations.........................     (4.38)       (0.95)        2.40        7.10         .88          .86
                                                            -------       ------       ------      ------      ------      -------
Less distributions:
  From net investment income.............................        --         (.02)          --        (.01)       (.04)        (.06)
  In excess of net investment income.....................        --         (.04)          --          --          --           --
  From net realized gains on investment transactions.....      (.60)        (.36)        (.15)         --        (.20)        (.34)
                                                            -------       ------       ------      ------      ------      -------
Total distributions......................................      (.60)        (.42)        (.15)       (.01)       (.24)        (.40)
                                                            -------       ------       ------      ------      ------      -------
Antidilution (dilution) resulting from the rights
  offering (1995), fourth tranche (1994), and
  reinvestment of distributions for shares at market
  value..................................................       .01           --        (1.02)        .22         .01          .02
                                                            -------       ------       ------      ------      ------      -------
Underwriting expenditures and offering costs.............        --           --           --        (.05)         --           --
                                                            -------       ------       ------      ------      ------      -------
Net asset value, end of period...........................   $ 13.55       $18.52       $19.89      $18.66      $11.40      $ 10.75
                                                            =======       ======       ======      ======      ======      =======
Market value, end of period..............................   $ 14.88       $21.13       $19.63      $22.00      $15.00      $ 11.38
                                                            =======       ======       ======      ======      ======      =======
TOTAL RETURN
Per share market value (%)...............................    (24.27)**      9.73        (5.43)      46.74       34.54       (17.01)
Per share net asset value (%)(b).........................    (27.17)**     (5.09)       13.00       63.77        8.20         7.87
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)...................       509          689          735         550         258          241
Ratio of operating expenses to average net assets (%)....      1.32*        1.28         1.32        1.37        1.52         1.52
Ratio of net investment income (loss) to average
  net assets (%)(c)......................................      (.23)**       .10         (.10)       (.18)        .15          .70
Portfolio turnover rate (%)..............................       7.1*        32.6         10.5        14.3        14.3         18.2
Average commission rate paid (d).........................   $ .0853       $.1254       $   --      $   --      $   --      $    --

(a) Based on monthly average of shares outstanding during each period.
(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c) The ratio for the six months ended December 31, 1996 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year (Note A).
(d) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after
    June 30, 1996.
  * Annualized   ** Not annualized

--------------------------------------------------------------------------------

[Logo of The Korea Fund, Inc.] THE KOREA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
================================================================================

A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on the Korean, U.S., or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. See notes (c) and (d) of the notes to the Investment Portfolio.

DIVIDEND INCOME. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year end, receives substantially less dividend income in the first half of its year than in the second half of such year.

INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. Under the United States-Korea Income Tax Treaty, as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest paid to the Fund by Korean issuers. Under the United States-Korea Income Tax Treaty, there is no Korean withholding tax on realized capital gains.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. It is expected that net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards which, if not distributed, would be taxable to the Fund, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

[Logo of The Korea Fund, Inc.] THE KOREA FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from won related transactions includes net currency gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of won and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes. At December 31, 1996 the exchange rate for Korean won was U.S. $0.001189 to W 1.

SUBSCRIPTIONS FOR NEW SHARES. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue and acquisition discounts are accreted for both tax and financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

For the six months ended December 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $81,446,217 and $19,897,158, respectively.

C. RELATED PARTIES
   ---------------

Under the Management Agreement the Fund agrees to pay the Manager a monthly fee at an annual rate equal to 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1% of such assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. For the six months ended December 31, 1996, the fee pursuant to such agreement amounted to $3,077,808 which was equivalent to an annual effective rate of 0.99% of the Fund's average month-end net assets.

Under the Advisory Agreement, the Manager pays the Korean Adviser a monthly fee, equal to an annual rate of 0.2875% of the first $50,000,000 of the Fund's month-end net assets, 0.275% of such net assets on the next $50,000,000, and 0.25% of such net assets on the next $250,000,000, 0.2375% of such net assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000.

For the six months ended December 31, 1996, brokerage commissions on investment transactions amounting to $38,143 were paid by the Fund to Daewoo Securities Co., Ltd., the parent company of the Korean Adviser.

================================================================================

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $168,114, of which $25,702 is unpaid at December 31, 1996.

The Fund pays each Director not affiliated with the Manager or the Korean Adviser $6,000 annually plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1996, Directors' fees and expenses amounted to $88,802.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN KOREA
   -------------------------------------------------

The Foreign Exchange Management Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities and, upon termination of the Fund or for payment of expenses in excess of income, to repatriate investment principal. The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy or the Securities and Exchange Commission of Korea ("KSEC") may issue orders imposing additional restrictions, when deemed in the public interest, for the protection of investors or in the interest of maintaining an orderly securities market. Under the Foreign Exchange Management Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Under current regulations of the Minister of Finance and Economy and the KSEC, foreigners are subject to certain restrictions with respect to investing in equity securities of Korean companies listed on the Korea Stock Exchange. Until October 1, 1996, total foreign investment was limited generally to 18% of each class of a company's outstanding shares, while a single foreign investor could only invest up to 4% of each class of outstanding shares. At October 1, 1996, the limits were increased from 18% to 20% and 4% to 5%, respectively. Pursuant to its license, however, the Fund may invest in shares representing 7% of each class in general.

E. INVESTING IN THE KOREAN MARKET
   ------------------------------

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currency, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

[Logo of The Korea Fund, Inc.] THE KOREA FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF THE KOREA FUND, INC.:

We have audited the accompanying statement of assets and liabilities of The Korea Fund, Inc. including the investment portfolio, as of December 31, 1996, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended June 30, 1996, and the financial highlights for the six months ended December 31, 1996 and for each of the five years in the period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Korea Fund, Inc. as of December 31, 1996, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended June 30, 1996, and the financial highlights for the six months ended December 31, 1996 and for each of the five years in the period ended June 30, 1996 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
February 24, 1997

[Logo of The Korea Fund, Inc.] THE KOREA FUND, INC.
TAX INFORMATION
================================================================================

The Fund paid distributions of $0.60 per share from net long-term capital gains during the six month period ended December 31, 1996.

Due to the nature of its investments, the Fund pays foreign taxes to the Republic of Korea throughout the year. As in prior years, the Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders will be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The Fund paid taxes to the Republic of Korea of $0.035 per share during the period ended December 31, 1996. Pursuant to an election made by the Fund under
Section 853 of the Internal Revenue Code, shareholders may treat their proportionate share of such taxes as having been paid by them. During the same period, the Fund recognized $0.172 per share of foreign source income, all of which was derived from the Republic of Korea.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Korea Fund account, please call 800-426-5523.

Shareholder Meeting Results
================================================================================

The Annual Meeting of Shareholders of The Korea Fund, Inc. was held on Monday, October 7, 1996, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York. The two matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1. The election of three Directors to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

     Director:                          Number of Votes:
     ---------                          ----------------
                                          For                    Withheld              Broker Non-Votes*
                                          ---                    --------              -----------------
 Robert J. Callander                  18,759,612                  221,197                      0

 William H. Gleysteen, Jr.            18,763,650                  217,159                      0

 Tai Ho Lee                           18,753,071                  227,738                      0

2. Ratification or rejection of the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending June 30, 1997.


                                        Number of Votes:
                                        ----------------
            For                      Against                   Abstain               Broker Non-Votes*
            ---                      -------                   -------               -----------------
         18,885,752                  72,184                     22,873                       0


--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the mean market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.



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

================================================================================
Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

Investment Manager
================================================================================

   The investment manager and administrator of The Korea Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc. ("Scudder"), one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of six other closed-end investment companies which invest in foreign securities and are traded on the New York Stock Exchange: The Argentina Fund, The Brazil Fund, The Latin America Dollar Income Fund, Scudder New Asia Fund, Scudder New Europe Fund, and Scudder World Income Opportunities Fund.

Korean Advisor
================================================================================

   Daewoo Capital Management Co., Ltd., registered under the U.S. Investment Advisers Act of 1940, acts as Korean adviser to Scudder, Stevens & Clark, Inc., the Fund's investment manager. Daewoo Capital Management Co., Ltd. is a subsidiary of Daewoo Securities Co., Ltd., the largest Korean securities firm, and an affiliate of Daewoo Research Institute.

   Daewoo Capital Management Co., Ltd. provides investment advice, research, and assistance to Scudder. The Daewoo staff makes specific investment recommendations, which are then evaluated by Scudder's research department and portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund.



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

Officers and Directors
================================================================================

JURIS PADEGS*
     Chairman of the Board and Director

CHANG-HEE KIM
     Vice Chairman of the Board and Director

NICHOLAS BRATT*
     President and Director

ROBERT J. CALLANDER
     Director

WILLIAM H. GLEYSTEEN, JR.
     Director

ROBERT W. LEAR
     Director

DR. SANG C. LEE
     Director

TAI HO LEE
     Director

DR. WILSON NOLEN
     Director

HUGH T. PATRICK
     Director

SIDNEY M. ROBBINS
     Emeritus Founding Director

JERARD K. HARTMAN*
     Vice President

KUN-HO HWANG
     Vice President

YOUNG H. KIM
     Vice President

JOHN J. LEE*
     Vice President

DAVID S. LEE*
     Vice President

DONG WOOK PARK
     Vice President

THOMAS F. McDONOUGH*
     Vice President, Secretary and Assistant Treasurer

PAMELA A. McGRATH*
     Vice President andTreasurer

EDWARD J. O'CONNELL*
     Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
     Vice President and Assistant Secretary

----------
*  Scudder, Stevens & Clark, Inc.

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